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                                                                  Exhibit 23


                        Independent Auditors' Consent


         We consent to the incorporation by reference in Registration Statement No. 33-5524 of Angelica Corporation on Form S-8 of our report dated June 6, 2003, appearing in this Annual Report on Form 11-K of Angelica Corporation Retirement Savings Plan for the year ended December 31, 2002.


/s/ Deloitte & Touche LLP


St. Louis, Missouri
July 11, 2003